                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Portfolio of Investments.........................  4
Statement of Assets and Liabilities..............  6
Statement of Operations..........................  7
Statement of Changes in Net Assets...............  8
Financial Highlights.............................  9
Notes to Financial Statements.................... 10
Report of Independent Accountants................ 13

TFMM ANR 8/98

                             LETTER TO SHAREHOLDERS


July 20, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.                         [PHOTO]
    You can be assured that the
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the
application of this change with this       DENNIS J. MCDONNELL AND DON G. POWELL
report. In addition, as of August 31,
your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if drag from Asia does not slow the American economy on its own.

PORTFOLIO STRATEGY
    Because of the seasonal nature of short-term municipal bond issuance, we adjusted the Fund's average maturity to reflect our expectations of interest rate changes and market supply. Availability of bonds increases annually in late June and early July and the increased supply of municipal bonds caused interest rates to peak. Our strategy was to extend our average maturity to the 70-day mark to take advantage of the higher yields.

                                                           Continued on page two

    During the majority of the period we maintained an average maturity within a neutral range between 45 and 50 days. However, we did lower that average maturity during the December holiday period and at the end of the 1998 tax season in April.
    We have found opportunity to invest in variable interest rates when cash exits the investment market--during tax and holiday seasons. For example, in April we purchased short-term variable rate issues, known as demand obligations, with rates that reset on a daily basis. As cash left the market, demand for the issues would decrease and the issuers aggressively reset their yields. We have found variable demand obligations attractive because they are liquid and have no price fluctuation--only yield fluctuation.
    At the end of the period we extended our average maturity toward the 70-day mark to take advantage of the sharp rise in supply that typically occurs in late June.

PERFORMANCE SUMMARY
    As of June 30, 1998, the Fund's seven-day average yield was 2.70 percent. Because income from the Fund is exempt from federal income tax, it is important to compare its seven-day average yield to an equivalent taxable rate. For example, shareholders in the 36 percent federal income tax bracket would need a taxable equivalent rate of 4.22 percent to equal the tax-free yield earned by this Fund.
    The Fund posted a one-year total return of 2.93 percent. By comparison, the average performance for tax-free money market funds, as calculated by Lipper Analytical Services, Inc., was 3.07 percent for the 12-month period.

 PORTFOLIO HOLDINGS BY INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS


AS OF JUNE 30, 1998                                         AS OF DECEMBER 31, 1997
7 Day Floaters.....................  42.8%                  7 Day Floaters....................  49.4%
Dates..............................  32.2%                  Bonds/Notes.......................  28.7%
Bonds/Notes........................  20.3%    [PIE CHART]   Dates.............................  17.1%      [PIE CHART]
Commercial Paper...................   4.7%                  Commercial Paper..................   4.8%

OUTLOOK
    We believe supply may be at a lower level this July, compared to that of the past few years. Because of the strong economy and improved financial conditions, many of the large issuers (e.g., states and large municipalities) will more than likely reduce their amount of short-term borrowing. We expect this to reduce yields, but we believe that the market will still provide favorable value.
    As the situation in Asia continues, we expect the Fed to monitor developments there before taking action regarding interest rates. Speculation that the Fed would tighten rates

                                                         Continued on page three
this year has decreased as the U.S. economy continues to operate with minimal price appreciation or wage pressures.
    Regardless of whether the Fed raises rates, we have positioned the Fund to take advantage of the seasonal supply of note issuance. With this philosophy, we will continue to seek the Fund's objective of relative stability, daily liquidity, and a competitive level of income. We will look to add value through careful security selection. Thank you for your confidence and trust in our management team.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)                     Description                      Date    Purchase      Cost
-----------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         DATES  32.2%
$1,200   Brazos River Auth TX Utils Elec Co Proj Ser
         1996 B (AMBAC Insd)...........................  07/01/98     3.900%  $ 1,200,000
 1,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Ser 1983 D (LOC: Royal Bank of
         Canada).......................................  07/01/98     4.000     1,500,000
 1,400   Delaware Cnty, PA Indl Dev Auth Arpt Fac Rev
         (Gtd: United Parcel Service)..................  07/01/98     3.900     1,400,000
 1,500   Jackson Cnty, MS Port Fac Rev Chevron Inc Proj
         Rfdg..........................................  07/01/98     3.800     1,500,000
 1,400   New York City Muni Wtr Fin Auth Wtr Swr Sys
         Ser 1995 A (FGIC Insd)........................  07/01/98     3.800     1,400,000
 1,500   New York City Ser B (FGIC Insd)...............  07/01/98     4.100     1,500,000
 1,500   Perry Cnty, MS Pollutn Ctl Rev Ser 1992 Rfdg
         (LOC: Wachovia Bank)..........................  07/01/98     3.800     1,500,000
   300   Port of Portland, OR Pollutn Ctl Rev (LOC:
         Bank of Nova Scotia)..........................  07/01/98     4.000       300,000
                                                                              -----------
         TOTAL DATES.......................................................    10,300,000
                                                                              -----------
         7 DAY FLOATERS  42.8%
   750   Calhoun Cnty, MI Econ Dev Corp Rev (LOC:
         Comerica Bank)................................  07/02/98     3.550       750,000
 1,400   City of Chillicothe, IA Pollutn Ctl Rev
         Midwest Pwr Sys Ser 1993 A Rfdg (Gtd: Midwest
         Power Systems, Inc.)..........................  07/01/98     3.550     1,400,000
 1,310   City of Sterling Heights, MI Econ Dev Corp Rev
         Rfdg (LOC: First Chicago/NBD Corp)............  07/02/98     3.700     1,310,000
   900   Dade Cnty, FL Fltg Capital Asset Acquisition
         Ser S (LOC: Sanwa Bank Ltd.)..................  07/01/98     3.950       900,000
 1,110   Fort Bend, TX Indl Dev Corp Indl Dev Rev W.W.
         Grainger Proj Rfdg (LOC: The Northern Trust
         Company)......................................  07/01/98     3.600     1,110,000
 1,500   Gibson Cnty, IN Pollutn Ctl Rev Toyota Motor
         Manufacturing Proj (LOC: Bank of Tokyo).......  07/01/98     4.000     1,500,000
 1,000   Illinois Dev Fin Auth Rev Roosevelt Univ Ser
         1995 (LOC: Amer Nat'l Bank & Trust of
         Chicago)......................................  07/01/98     3.550     1,000,000
 1,500   Illinois Hlth Fac Auth Rev Condell Mem Hosp
         (LOC: Bank of Tokyo)..........................  07/01/98     3.450     1,500,000
 1,000   Montgomery Cnty, MD Hsg Oppntys Commission Hsg
         Rev (LOC: Keybank N.A.).......................  07/01/98     3.700     1,000,000
   500   Utah St Brd Regents Student Ln Rev Ser 1993 A
         (Gtd: Student Ln Marketing Assn.).............  07/01/98     3.500       500,000

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                                                                   Discount
 Par                                                               Yield on
Amount                                                   Maturity  Date of     Amortized
(000)                     Description                      Date    Purchase      Cost
-----------------------------------------------------------------------------------------
         7 DAY FLOATERS (CONTINUED)
$1,225   Virginia Small Business Fin Auth Rev Indl Dev
         Coral Graphic (LOC: Chase Manhattan Bank).....  07/02/98     3.700%  $ 1,225,000
 1,500   Washington St Hsg Fin Comm Multi-Family Mtg
         Rev Rfdg (LOC: Harris Trust & Savings Bank)...  07/07/98     3.400     1,500,000
                                                                              -----------
         TOTAL 7 DAY FLOATERS..............................................    13,695,000
                                                                              -----------
         COMMERCIAL PAPER  4.7%
 1,500   Wayne Cnty, MI Downriver Swr Disp Sys Ser 1994 B
         (LOC: Comerica Bank)..........................  09/19/98     3.550     1,500,000
                                                                              -----------
         BONDS/NOTES  20.2%
 1,000   Albuquerque, NM Hosp Rev Series A (MBIA
         Insd).........................................  08/01/98     5.400     1,001,523
 1,000   Chicago, IL Mandatory Tender Nts Ser 1997
         (LOC: Morgan Guaranty)........................  10/29/98     3.550     1,000,000
 1,010   City of Ashdown, AR Indl Dev Rev Ser 1981
         (Gtd: Allied Signal Corp.)....................  11/01/98     4.050     1,010,000
   500   Cook Cnty, IL Cmnty Consolidated Sch Dist 021
         Wheeling Ctfs Partn (AMBAC Insd)..............  12/01/98     5.050       502,565
 1,000   Greater Texas Student Ln Corp Ser 1996 A Rfdg
         (Gtd: Student Ln Marketing Assn.).............  03/01/99     3.700     1,000,000
   155   Maricopa Cnty, AZ Indl Dev Auth Multi-Family
         Hsg Rev (FSA Insd)............................  01/01/99     3.900       155,000
 1,500   Texas St Tax and Rev Anticipation Nts Ser A...  08/31/98     4.750     1,502,270
   300   Westchester Cnty, NY..........................  11/15/98     4.600       301,106
                                                                              -----------
         TOTAL BONDS/NOTES.................................................     6,472,464
                                                                              -----------
TOTAL INVESTMENTS  99.9% (A)...............................................    31,967,464
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%................................        37,427
                                                                              -----------
NET ASSETS  100.0%.........................................................   $32,004,891
                                                                              ===========

(a) At June 30, 1998, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $31,967,464
Cash........................................................       56,861
Receivables:
  Interest..................................................      223,582
  Fund Shares Sold..........................................       35,349
Other.......................................................       24,435
                                                              -----------
      Total Assets..........................................   32,307,691
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................       42,360
  Fund Shares Repurchased...................................       28,692
  Income Distributions......................................       17,797
Trustees' Deferred Compensation and Retirement Plans........      127,457
Accrued Expenses............................................       86,494
                                                              -----------
      Total Liabilities.....................................      302,800
                                                              -----------
NET ASSETS..................................................  $32,004,891
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $32,023,224
Accumulated Distributions in Excess of Net Investment
  Income....................................................          (32)
Accumulated Net Realized Loss...............................      (18,301)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 32,026,330
  shares outstanding).......................................  $32,004,891
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,210,661
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     162,059
Distribution (12b-1) and Service Fees.......................      81,303
Shareholder Services........................................      64,275
Registration................................................      34,975
Shareholder Reports.........................................      29,200
Audit.......................................................      24,455
Trustees' Fees and Expenses.................................      20,955
Accounting..................................................      20,198
Legal.......................................................       8,149
Custody.....................................................       2,221
Other.......................................................       8,333
                                                              ----------
    Total Expenses..........................................     456,123
    Less Fees Waived and Expenses Reimbursed ($162,059 and
      $23,894, respectively)................................     185,953
                                                              ----------
    Net Expenses............................................     270,170
                                                              ----------
NET INVESTMENT INCOME.......................................  $  940,491
                                                              ==========
NET REALIZED GAIN...........................................  $       60
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  940,551
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                             Year Ended        Year Ended
                                                            June 30, 1998     June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $    940,491    $    978,816
Net Realized Gain........................................                60           3,111
                                                               ------------    ------------
Change in Net Assets from Operations.....................           940,551         981,927
                                                               ------------    ------------
Distributions from Net Investment Income.................          (940,618)       (978,689)
Distributions in Excess of Net Investment Income.........               (32)              0
                                                               ------------    ------------
Distributions from and in Excess of Net Investment
  Income.................................................          (940,650)       (978,689)
                                                               ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......               (99)          3,238
                                                               ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................       112,337,824      94,162,306
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................           940,650         978,689
Cost of Shares Repurchased...............................      (114,337,910)    (97,712,684)
                                                               ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......        (1,059,436)     (2,571,689)
                                                               ------------    ------------
TOTAL DECREASE IN NET ASSETS.............................        (1,059,535)     (2,568,451)
NET ASSETS:
Beginning of the Period..................................        33,064,426      35,632,877
                                                               ------------    ------------
End of the Period (Including accumulated undistributed
  net investment income of ($32) and $127,
  respectively)..........................................      $ 32,004,891    $ 33,064,426
                                                               ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                  Year Ended June 30,
                                                       ------------------------------------------
                                                        1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................   $1.00    $1.00    $1.00    $1.00    $1.00
                                                        -----    -----    -----    -----    -----
Net Investment Income................................    .029     .028     .029     .027     .017
Less Distributions from and in Excess of Net
  Investment Income..................................    .029     .028     .029     .027     .017
                                                        -----    -----    -----    -----    -----
Net Asset Value, End of Period.......................   $1.00    $1.00    $1.00    $1.00    $1.00
                                                        =====    =====    =====    =====    =====
Total Return*........................................   2.93%    2.82%    2.93%    2.73%    1.70%
Net Assets at End of Period (In millions)............   $32.0    $33.1    $35.6    $33.2    $37.4
Ratio of Expenses to Average Net Assets*.............    .83%     .85%     .85%     .89%     .81%
Ratio of Net Investment Income to Average Net
  Assets*............................................   2.89%    2.78%    2.89%    2.68%    1.69%
* If certain expenses had not been assumed by Van
  Kampen, total return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............   1.40%    1.45%    1.53%    1.38%    1.29%
Ratio of Net Investment Income to Average Net
  Assets.............................................   2.32%    2.17%    2.21%    2.20%    1.20%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund, formerly known as Van Kampen American Capital Tax Free Money Fund, (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investment in a broad range of municipal securities that will mature within 12 months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $18,301 which will expire between June 30, 1999 and June 30, 2001. Of this amount, $4,541 will expire in 1999. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

                                 June 30, 1998
--------------------------------------------------------------------------------

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences related to the expiration of $3,106 of the tax basis capital loss carryforward during 1998 have been reclassified from accumulated net realized loss to capital.

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended 1998. The Fund designated 100% of the income distributions as a tax-exempt income distribution.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .500 of 1%
Next $500 million.......................................   .475 of 1%
Next $500 million.......................................   .425 of 1%
Over $1.5 billion.......................................   .375 of 1%

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $27,400 representing Van Kampen Funds Inc's. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $45,000. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                 June 30, 1998
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. At June 30, 1998 and June 30, 1997, capital aggregated $32,023,224 and $33,085,766, respectively. Transactions in shares were as follows:

                                               Year Ended       Year Ended
                                             June 30, 1998     June 30, 1997
----------------------------------------------------------------------------
Beginning Shares..........................        33,085,766      35,657,455
                                                 -----------     -----------
Shares Sold...............................       112,337,824      94,162,306
Shares Issued Through Dividend
  Reinvestment............................           940,650         978,689
Shares Repurchased........................      (114,337,910)    (97,712,684)
                                                 -----------     -----------
Net Change in Shares Outstanding..........        (1,059,436)     (2,571,689)
                                                 -----------     -----------
Ending Shares.............................        32,026,330      33,085,766
                                                 ===========     ===========

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $30,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Tax Free Money Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free Money Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free Money Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                         VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*- Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER
VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998.
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         VAN KAMPEN TAX FREE MONEY FUND

THIS PAGE INTENTIONALLY LEFT BLANK

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